EXHIBIT 99.9

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR STATE SECURITIES LAWS OR SIMILAR LAWS OF ANY OTHER JURISDICTION. THE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER ANY APPLICABLE UNITED STATES FEDERAL OR STATE SECURITIES LAWS OR SIMILAR LAWS OF ANY OTHER JURISDICTIONS, OR AN EXEMPTION THEREFROM.

          WARRANT FOR SERIES A CONVERTIBLE PREFERRED STOCK OR
                              COMMON STOCK

                                   OF

                    NETVOICE TECHNOLOGIES CORPORATION

No.  WE-3


          THIS IS TO CERTIFY that this Warrant Certificate is delivered to the Holder, pursuant to Section 4.2 of that certain Amended and Restated Securities Purchase Agreement dated as of July 28, 2000 (such Amended and Restated Securities Purchase Agreement, as amended from time to time, the "Securities Purchase Agreement") by and among NetVoice Technologies Corporation, a Nevada corporation (the "Company"), BG Media Immediate Fund L.P., a Delaware limited partnership ("BG Media"), NV Investments, L.P., a Texas limited partnership, Paribas North America, Inc., a Delaware corporation, and the other parties listed on the signature pages thereto and certifies that BG Media is the registered holder (the "Holder") of this Warrant and has the right to purchase from the Company up to 172,564 shares (the "Series A Shares") of the Series A Convertible Preferred Stock, par value US$0.001 per share ("Series A Preferred Stock"), or 172,564 shares (the "Common Shares"), of the Common Stock, par value US$0.001 per share ("Common Stock"), of the Company, as may be provided herein. Upon the terms and subject to the conditions contained herein, including Section 2 hereof, this Warrant entitles the Holder upon exercise to receive from the Company either 172,564 duly and validly issued, fully paid and nonassessable Series A Shares or 172,564 duly and validly issued, fully paid and nonassessable Common Shares. This Warrant supersedes and replaces Warrant No. WE-1 previously issued to BG Media.

     1.   DEFINITIONS.

          As used in this Warrant, the following terms have the following respective meanings:

     (a)  "Act" means the Securities Act of 1933, as amended.

     (b)  "Affiliate" has the meaning set forth in Rule 405 under the Act.

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     (c)  "Audited Financial Statements" means the audited financial statements of the Company as of and for the fiscal year ended December 31, 2000 as are prepared for inclusion in the Company's Annual Report on Form 10-KSB or Form 10-K, as may be appropriate, for such fiscal year.

     (d) "Certificate of Designation" has the meaning set forth in the Securities Purchase Agreement.

     (e) "Common Shares" has the meaning set forth in the preamble of this Warrant.

     (f) "Common Stock" has the meaning set forth in the preamble of this Warrant.

     (g)  "Company" has the meaning set forth in the preamble of this Warrant.

     (h) "Convertible Security" means Securities of the Company which may be directly or indirectly convertible into or exchangeable for Series A Preferred Stock.

     (i) "Date of Issuance" means the date set forth next to the signature of the Company on the signature page hereof.

     (j) "EBITDA" means the net income (or loss) of the Company and its consolidated subsidiaries for the fiscal year ended December 31, 2000, plus
(i) the amount of interest expense during such period for Indebtedness,
(ii) the amount of the provision for federal, state and local income and franchise taxes (attributable to such net income) for such period, (iii) depreciation and amortization for such period (including amortization of unearned compensation) and (iv) the amount of compensation expense during such period resulting from the exercise by the Exercising Option Holders (as defined in the Securities Purchase Agreement) of 1,800,000 shares of Common Stock on or about June 30, 2000, in each case as and to the extent that such amounts are deducted in determining net income (or loss) of the Company and its consolidated subsidiaries for such period in accordance with GAAP. At the same time as the delivery of the Audited Financial Statements, the independent auditors shall deliver to the Company and the Series A Director a certificate setting forth in reasonable detail their calculation of EBITDA, which shall be calculated by reference to such Audited Financial Statements. Such certificate shall be conclusive absent manifest error.

     (k) "Exercise Date" means the date immediately following the day upon which the Company's Audited Financial Statements are delivered to the Company by its independent auditors, but in no event later than April 2, 2001.

     (l)  "Exercise Price" means $0.01 per Share.

     (m) "GAAP" shall mean generally accepted accounting principles in the United States of America in effect from time to time.

     (n) "Indebtedness" shall mean all obligations of the Company and its consolidated subsidiaries which in accordance with GAAP would be classified upon a balance sheet as

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liabilities (except capital stock and surplus earned or otherwise and current trade and other accrued payables incurred in the ordinary course of business and payable in accordance with customary practices).

     (o) "Organic Change" has the meaning set forth in Section 9 of this Warrant.

     (p) "Person" means an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization or a government or any department or agency thereof.

     (q) "Securities" has the meaning assigned to such term in the Act or any rule or regulation thereunder.

     (r) "Securities Purchase Agreement" has the meaning set forth in the preamble of this Warrant.

     (s) "Series A Preferred Stock" has the meaning set forth in the preamble of this Warrant.

     (t) "Series A Shares" has the meaning set for in the preamble of this Warrant.

     (u)  "Shares" means the Series A Shares and/or the Common Shares.

     (v) "Warrant" means this Warrant, as same may be amended from time to time in accordance herewith.

     (w) "Warrants" mean this Warrant and all other EBITDA Warrants (as defined in the Securities Purchase Agreement) issued pursuant to the Securities Purchase Agreement.

     (x) "Warrant Stock" means the Shares which the Holder hereof upon may acquire upon the exercise of this Warrant.

     2.   EXERCISABILITY OF WARRANT.    If EBITDA is greater than or equal
to negative $2,500,000 this Warrant shall not be exercisable and shall expire on the day immediately preceding the Exercise Date. If EBITDA is less than negative $2,500,000, this Warrant shall immediately become exercisable for the Series A Shares, in the event that any shares of Series A Preferred Stock are then outstanding, or the Common Shares, in the event that there are no shares of Series A Preferred Stock then outstanding.

     3.   EXERCISE OF WARRANT.

     (a) Subject to Section 2, this Warrant shall be exercisable in whole or part from time to time after the Exercise Date and shall expire at 5:00 p.m. New York time on June 30, 2010. To exercise this Warrant, the Holder shall surrender this Warrant Certificate and a completed "Election to Exercise", substantially in the form annexed hereto, at the office of the Company, together with the payment to the Company of the Exercise Price for the Shares issuable upon exercise of this Warrant. The Company shall issue and cause to be delivered within five business

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days to the Holder and registered in the Holder's name, a certificate or certificates for the number of full Shares issuable upon the exercise of this Warrant, together with cash in lieu of any fractional shares (based on the fair market value of the Shares, as jointly determined by the Board of Directors and holders of a majority of the Warrants) and, if applicable, a new Warrant Certificate substantially identical hereto representing any remaining unexercised portion of this Warrant. Other than payment of the Exercise Price as specified above, no payment shall be due at any time in connection with the exercise of this Warrant.

     (b) All certificates representing Warrant Stock as aforesaid shall be deemed to have been issued, and the Holder or other person designated to be named therein shall be deemed to become a holder of record of the subject Warrant Stock (including, to the extent permitted by law, the right to vote such securities or grant consents or receive notices as a stockholder), as of the time the Holder's Election to Exercise and this Warrant Certificate is received by the Company as aforesaid.

     (c) All Warrant Stock issuable upon the exercise of this Warrant in whole or in part shall, upon payment therefor in accordance herewith, be validly issued, fully paid and nonassessable and free from all liens and charges with respect to the issuance thereof.

     (d) The issuance of certificates for shares of Warrant Stock shall be made without charge to the Holder for any issuance tax in respect thereof or other cost incurred by the Company in connection with such exercise and the related issuance of shares of Warrant Stock.

     (e) The Company shall not close its books against the transfer of this Warrant or of any share of Warrant Stock in any manner which interferes with the timely exercise of this Warrant. The Company shall from time to time take all such action as may be necessary to assure that the par value per share of the unissued Shares acquirable upon exercise of this Warrant is at all times equal to or less than the Exercise Price.

     (f) The Company shall assist and cooperate with any Holder required to make any governmental filings or obtain any governmental approvals prior to or in connection with any exercise of this Warrant (including, without limitation, making any filings required to be made by the Company).

     (g) Notwithstanding any other provision hereof, if an exercise of any portion of this Warrant is to be made in connection with a registered public offering or the sale of the Company, the exercise of any portion of this Warrant may, at the election of the Holder hereof, be conditioned upon the consummation of the public offering or sale of the Company in which case such exercise shall not be deemed to be effective until the consummation of such transaction.

     (h) Upon any exercise of this Warrant, the Election to Exercise shall be substantially in the form annexed hereto, except that if the shares of Warrant Stock are not to be issued in the name of the Holder, the Election to Exercise shall also state the name of the Person to whom the certificates for the shares of Warrant Stock are to be issued, and if the number of Shares to be issued does not include all the shares of Warrant Stock purchasable hereunder, it shall also state the name of the Person to whom a new Warrant for the unexercised portion of the rights

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hereunder is to be delivered.  Such Election to Exercise shall be dated the actual date of execution thereof.

     4.   LIQUIDATING DIVIDENDS AND PURCHASE RIGHTS.

     (a) LIQUIDATING DIVIDENDS. If the Company declares or pays a dividend upon the Series A Preferred Stock or Common Stock payable otherwise than in cash out of earnings or earned surplus (determined in accordance with generally accepted accounting principles, consistently applied) except for a stock dividend payable in shares of Series A Preferred Stock or Common Stock (a "Liquidating Dividend"), then the Company shall pay to the registered Holder of this Warrant at the time of payment thereof (or, in the event that this Warrant is not then exercisable, at such time, if any, that this Warrant becomes exercisable) the Liquidating Dividend which would have been paid to such registered Holder on the Series A Preferred Stock or Common Stock had this Warrant been fully exercised immediately prior to the date on which a record is taken for such Liquidating Dividend, or, if no record is taken, the date as of which the record holders of Series A Preferred Stock or Common Stock entitled to such dividends are to be determined.

     (b) PURCHASE RIGHTS. If at any time the Company grants, issues or sells any options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Series A Preferred Stock or Common Stock (the "Purchase Rights"), then the Holder of this Warrant shall be entitled to acquire at the time of such grant, issue or sale (or, in the event that this Warrant is not then exercisable, at such time, if any, that this Warrant becomes exercisable), upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of Series A Preferred Stock or Common Stock acquirable upon complete exercise of this Warrant immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Series A Preferred Stock or Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

     5.   TRANSFER AND ASSIGNMENT.

          This Warrant and all rights hereunder are transferable, in whole or in part, without charge to the Holder, on the books of the Company to be maintained for such purposes, upon surrender of this Warrant at the office of the Company set forth in paragraph 15 below, accompanied by a written assignment duly executed by the Holder hereof indicating the number of Warrants being transferred and the name, address and tax identification number of each transferee. Upon any such delivery, the Company shall execute and deliver to the Holder or the transferee(s) or both (as the case may be) new warrants (in substantially the form of this Warrant) in the appropriate denominations, and this Warrant shall thereupon be canceled.

     6.   SALE OF CONTROL.

          If any person or group of persons (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) to whom Common Stock or Series A Preferred Stock is

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proposed to be transferred (a "Proposed Transferee") would become a holder, directly or indirectly, of all or substantially all of the outstanding Common Stock or Series A Preferred Stock, as the case may be, as the result of a transfer of Common Stock or Series A Preferred Stock, as the case may be, of the Company by any stockholder or stockholders (such acquiring person being referred to as a "Control Person"), no such purchase or transfer shall be made, closed, effected or recorded in the Company's books or records unless the Control Person or the person or group of persons who would become the owner of all or substantially all of the Common Stock or Series A Preferred Stock, as the case may be, as a result of any such transfer shall offer, in writing to the holder of this Warrant if such Warrant is then exercisable, to purchase this Warrant from the holder, at the same price (on an "as converted" basis), terms and conditions as such Control Person has offered to purchase the Common Stock or Series A Preferred Stock, as the case may be, to be sold by such selling stockholder or stockholders. The holder of this Warrant shall have twenty (20) days from the receipt of an executed copy of any offer in which to accept such offer. If this Warrant is not then exercisable, the Control Person shall make such offer to the holder of this Warrant at such time, if any, that this Warrant is then exercisable.

     7.   RESERVATION OF SHARES.

          The Company shall at all times reserve and keep available solely for the purpose of issuance upon the exercise hereof such number of authorized but unissued or treasury shares of Series A Preferred Stock and shares of Common Stock as shall be sufficient to permit the full exercise of this Warrant and conversion of the Series A Shares, if applicable. The Company shall take all such actions as may be necessary to assure that all such Shares may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Common Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Company upon each such issuance). The Company shall not take any action which would cause the number of authorized but unissued shares of Series A Preferred Stock or shares of Common Stock to be less than the number of such shares required to be reserved hereunder for issuance upon exercise of the Warrant and conversion of the Series A Shares, if applicable.

     8.   PROTECTION AGAINST ANTI-DILUTION.

          The number of Common Shares for which this Warrant is exercisable (the "Warrant Holder") shall be adjusted from time to time to an amount equal to the number of Common Shares which would be received by the Holder hereof had this Warrant been instead exercisable for Series A Shares at such time and had such Series A Shares been issued upon exercise of this Warrant and converted to shares of Common Stock at such time in accordance with the terms of the Certificate of Designation. The foregoing adjustment shall be made even if the Certificate of Designation is no longer then in effect.

     9.   MERGERS, CONSOLIDATIONS, SALES.

          In the case of any consolidation or merger of the Company with another entity, or the sale of all or substantially all of its assets to another entity, or any recapitalization,

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reorganization or reclassification of the Common Stock or other equity securities of the Company or other transaction, in each case which is effected in such a way that the holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock (each, an "Organic Change") then, prior to such Organic Change, lawful and adequate provision shall be made whereby the holders of this Warrant shall thereafter have the right to receive upon the basis and upon the terms and conditions specified herein and in lieu of (or in addition to, as the case may be) the shares of Common Stock immediately theretofore purchasable hereunder, such shares of stock, securities or assets as may (by virtue of such Organic Change) be issued or payable with respect to or in exchange for a number of outstanding shares of Common Stock equal to the number of shares of Common Stock immediately theretofore so purchasable hereunder had such Organic Change not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of the holder of this Warrant to the end that the provisions hereof (including, but not limited to, provisions for adjustment of the number of Warrant Shares) shall thereafter be applicable as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon exercise of this Warrant (including, in the case of any such Organic Change in which the successor entity or purchasing entity is other than the Company, an immediate adjustment in the number of shares of Common Stock acquirable and receivable upon exercise of the Warrant based on the relative value of the Common Stock and the common stock of the successor entity or purchasing entity). The Company shall not effect any such consolidation, merger or sale unless prior to or simultaneously with the consummation thereof, the successor entity (if other than the Company) resulting from such consolidation or merger or the entity purchasing such assets shall assume by written instrument executed and mailed or delivered to the holder of this Warrant, the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to receive.

     10.  CERTAIN EVENTS.

          If any event occurs of the type contemplated by the provisions of
Section 8 or 9 but not expressly provided for by such provisions or definitions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company's Board of Directors shall make an appropriate adjustment in the number of shares of Common Stock obtainable upon exercise of this Warrant so as to protect the rights of the holders of the Warrant; provided that no such adjustment shall decrease the number of shares of Common Stock obtainable as otherwise determined pursuant to this Warrant.

     11.  DISSOLUTION OR LIQUIDATION.

          In the event of any proposed distribution of the assets of the Company in dissolution or liquidation (except under circumstances when the foregoing paragraph 9 shall be applicable) the Company shall mail notice thereof to the holders of this Warrant and shall make no distribution to stockholders until the expiration of 30 days from the date of mailing of the aforesaid notice and, in any such case, subject to Sections 2 and 3 above, any holder of this Warrant may exercise this Warrant within 30 days from the date of mailing of such notice and all

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rights herein granted not so exercised within such 30 day period shall thereafter become null and void.

     12.  NOTICE OF EXTRAORDINARY DIVIDENDS.

          If the Board of Directors of the Company shall declare any dividend or other distribution on its Common Stock except out of earned surplus or by way of a stock dividend payable on its Common Stock, the Company shall mail notice thereof to the holder of this Warrant not less than 30 days prior to the record date fixed for determining stockholders entitled to participate in such dividend or other distribution and the holder of this Warrant shall not participate in such dividend or other distribution or be entitled to any rights on account or as a result thereof unless and to the extent that this Warrant is exercised prior to such record date.

     13.  EXPENSES.

          The Company shall pay any and all expenses, transfer taxes and other charges, including all costs associated with the preparation, issuance and delivery of stock or warrant certificates, that may be incurred in respect of the issuance or delivery of Warrant Stock upon any exercise of this Warrant.

     14.  NO RIGHTS AS STOCKHOLDER.

          Nothing contained in this Warrant Certificate shall be construed as conferring upon the Holder or transferee thereof any rights whatsoever as a shareholder of the Company.

     15.  (a)  NOTICES.

          Except as otherwise expressly provided herein, all notices referred to in this Warrant shall be in writing and shall be delivered personally, sent by reputable overnight courier service (charges prepaid) or sent by registered or certified mail, return receipt requested, postage prepaid and shall be deemed to have been given when so delivered, sent or deposited in the U.S. Mail as follows: any and all notices to be given to the Company hereunder shall be given to the Company at its offices located at 13747 Montfort Drive, Suite 250, Dallas, Texas 75240 Attention:
President and Vice President; and any and all notices to be given to the Holder hereof shall be given to such Holder at its address as same appears on the records of the Company.







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     (b)  NOTICE OF CERTAIN EVENTS.

          (i) The Company shall give written notice to the Holder at least twenty (20) days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Series A Preferred Stock or Common Stock, (B) with respect to any pro rata subscription offer to holders of Series
     A Preferred Stock or Common Stock or (C) for determining rights to vote with respect to any Liquidating Dividend, Organic Change or other dissolution or liquidation.

          (ii) The Company shall also give written notice to the registered Holders at least twenty (20) days prior to the date on which any Liquidation Event, Organic Change or other dissolution or liquidation shall take pace.

     16.  MISCELLANEOUS.

     (a) No provision hereof, in the absence of affirmative action by the Holder to effect any exercise hereunder, shall give rise to any liability of such Holder as a stockholder of the Company, regardless of whether such liability is asserted by the Company or by any creditor or creditors of the Company.

     (b) Neither this Warrant nor any of the terms or conditions hereof may be waived, amended or modified, except with the written consent of the Company and the registered Holder hereof.

     (c) The corporation laws of the State of Nevada shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of law principles thereof. The Company hereby agrees that the Holder, at its election, may bring any such action or proceeding in federal or state courts situated in the County and State of New York, and hereby submits to the jurisdiction of the State of New York.

     (d) The captions and paragraph headings used in this Warrant are for convenience of reference only, and shall not be referred to in connection with any interpretation or construction hereof.

     (e) This Warrant is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for new warrants of like tenor representing in the aggregate the purchase rights hereunder, and each of such new warrants shall represent such portion of such rights as is designated by the Holder at the time of such surrender. The date the Company initially issues this Warrant shall be deemed to be the "Date of Issuance" hereof regardless of the number of times new certificates representing the unexpired and unexercised rights formerly represented by this Warrant shall be issued.

     (f) Upon receipt of evidence reasonably satisfactory to the Company (an affidavit of the Holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of

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any certificate evidencing this Warrant, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Company (provided that if the holder is a financial institution or other institutional investor its own agreement shall be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Company shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the same rights represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.









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          IN WITNESS WHEREOF, the Company has caused this Warrant
Certificate to be signed by its duly authorized representative and has caused its corporate seal to be affixed hereunto or imprinted hereon.

Date:  July __, 2000


                              NETVOICE TECHNOLOGIES CORPORATION


[corporate seal]              By ___________________________________
                                   Name:
                                   Title:









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                     [Form of Election to Purchase]

                (To Be Executed Upon Exercise Of Warrant)


          The Holder hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to receive _________ shares of [Series A Preferred Stock] [Common Stock] in accordance with the terms of the Warrant Certificate. The undersigned requests that a certificate for such shares be registered and issued in the name of the Holder. If said number of shares is less than all of the shares purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares be issued in the name of the Holder.



                              Holder:________________________________




                              Signature:_____________________________
                                        Name:
                                        Title:


Date: